UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 17, 2007
Date of Report (Date of earliest event reported)

AZTEK VENTURES INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-52445	33-1133537
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

435 Martin Street, Suite 3080
Blaine, WA	98273
(Zip Code)

(360) 332-3170
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01         Entry Into A Material Definitive Agreement.

Effective September 17, 2007, Aztek Ventures Inc. (the “Company”) entered into a management consulting agreement with David R. Deering. Pursuant to the terms of the agreement, Mr. Deering is to be paid consulting fees of $6,000 per month, in consideration of which Mr. Deering agreed to act as the Company’s Vice President of Exploration. The term of the agreement is for a period of two years expiring at the close of business on September 16, 2009, unless otherwise terminated pursuant to the terms of the agreement or extended by the Board.

A copy of the above referenced management consultant agreement is attached as an exhibit to this Current Report on Form 8-K.

Item 5.02         Departures Of Directors Or Principal Officers; Election Of Directors; Appointment Of Principal Officers.

On September 17, 2007, the Company’s Board of Directors appointed David R. Deering as the Company’s Vice President of Exploration and as a Director of the Company.

The Company entered into a management consulting agreement with Mr. Deering pursuant to which Mr. Deering will receive management consulting fees of $6,000 per month.

David R. Deering - Mr. Deering has extensive management experience in the mineral exploration industry covering all aspects of strategic planning, budgeting, logistics and technical evaluation. He has worked as an independent consultant in the area of mine development: property acquisition, geology, economic evaluation of mineral deposits, mining, metallurgy and environmental impact.

Mr. Deering’s early career emphasis was in the mining machinery sector, R&D and sales engineering, evaluation of mining methods and industry practices on a worldwide basis in open pit and underground mining operations. Mr. Deering has also worked on the development of innovative mining equipment suitable for incorporation into advanced, essentially continuous, high productivity underground mining systems.

Mr. Deering is registered as a Professional Engineer by the Association of Professional Engineers and Geoscientists of British Columbia and holds a Bachelor of Science in Mining Engineering from Colorado School of Mines, Golden, CO and a Diploma in Technology from BCIT, Vancouver, Canada.

Mr. Deering has also served as officers and/or directors of numerous public and private companies.

Item 9.01         Financial Statements And Exhibits.

(c)         Exhibits

Exhibit Number	Description of Exhibit

10.1	Management Consulting Agreement with David R. Deering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZTEK VENTURES INC.

Date: September 18, 2007
	By:	/s/ Curt White
CURT WHITE
President, Treasurer and Secretary